Exhibit 99.7

AVAYA INC. PENSION PLAN (APP)

Funding Projection - Baseline

(In $Millions)

> Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
> Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
> Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
> Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
> Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
> Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
> Based on 4/30/17 asset values with future assumed rate of return
> Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017.
Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4

Market Value of Assets	791.6	864.2	906.7	922.3	931.5	950.4	970.7	988.1	998.9	998.7	999.1	1,000.4
Actuarial Value of Assets	797.0	834.3	887.7	910.3	917.8	933.5	949.8	963.1	971.0	969.7	969.8	970.7
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.7%	94.9%	94.3%	95.2%	96.8%	99.9%	104.2%	108.0%	112.3%	117.5%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.7	19.8	28.1	28.1	21.6	11.8	0.0	0.0	0.0	0.0
Fiscal Year Contribution		91.1	46.0	24.8	21.8	32.3	26.2	18.1	6.9	0.0	0.0	0.0
Cumulative Contributions		91.1	137.1	161.9	183.7	216.0	242.2	260.3	267.2	267.2	267.2	267.2
Prefunding Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	11.9	6.0	4.5	5.0	6.3	4.9	2.7	0.0	0.0	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	6.0	4.5	5.0	6.3	4.9	2.7	0.0	0.0	0.0	0.0
7/15 t	0.0	11.9	6.0	4.5	5.0	6.3	4.9	2.7	0.0	0.0	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	10.2	3.8	2.8	9.7	3.8	2.9	1.5	0.0	0.0	0.0
10/15 t	47.8	11.9	6.0	4.5	5.0	6.3	4.9	2.7	0.0	0.0	0.0	0.0
Calendar Year Total	47.8	55.2	40.1	23.3	22.3	33.6	24.8	15.9	4.2	0.0	0.0	0.0
Fiscal Year Total		91.1	46.0	24.8	21.8	32.3	26.2	18.1	6.9	0.0	0.0	0.0

AVAYA INC. PENSION PLAN (APP)

Funding Projection - Baseline, Plan Year 2019 Return = -20%

(In $Millions)

- Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
- Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
- Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
- Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
- Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
- Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
- Based on 4/30/17 asset values with future assumed rate of return
- Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017.
  Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	-20.00%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	906.7	682.5	700.6	730.0	776.4	822.8	866.0	898.4	931.8	927.8
Actuarial Value of Assets	797.0	834.3	887.7	750.7	769.4	717.6	760.6	803.0	843.1	873.5	905.6	900.6
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.7%	78.3%	79.0%	73.2%	77.5%	83.3%	90.5%	97.2%	104.9%	109.0%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.7	45.7	55.0	68.9	63.5	54.9	40.9	38.8	0.0	0.0
Fiscal Year Contribution		91.1	46.0	29.2	57.9	62.1	72.8	61.8	50.4	41.1	22.5	0.0
Cumulative Contributions		91.1	137.1	166.3	224.2	286.3	359.1	420.9	471.3	512.4	534.9	534.9
Prefunding Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	11.9	6.0	6.7	11.4	13.8	14.3	12.4	9.2	8.7	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	6.0	6.7	11.4	13.8	14.3	12.4	9.2	8.7	0.0	0.0
7/15 t	0.0	11.9	6.0	6.7	11.4	13.8	14.3	12.4	9.2	8.7	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	10.2	3.8	21.7	11.7	16.6	8.4	7.2	5.3	5.1	0.0
10/15 t	47.8	11.9	6.0	6.7	11.4	13.8	14.3	12.4	9.2	8.7	0.0	0.0
Calendar Year Total	47.8	55.2	40.1	29.9	62.6	64.5	73.3	59.9	47.2	40.6	13.8	0.0
Fiscal Year Total		91.1	46.0	29.2	57.9	62.1	72.8	61.8	50.4	41.1	22.5	0.0

AVAYA INC. PENSION PLAN (APP)
Funding Projection - Baseline, Plan Year 2020 Return = -20%
(In $Millions)

- Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
- Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
- Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
- Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
- Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
- Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
- Based on 4/30/17 asset values with future assumed rate of return
- Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	7.65%	-20.00%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	906.7	922.3	686.8	714.3	744.7	788.1	828.2	857.4	887.6	918.7
Actuarial Value of Assets	797.0	834.3	887.7	910.3	755.5	782.3	729.5	769.2	806.2	833.6	862.6	892.6
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.7%	94.9%	77.6%	79.8%	74.3%	79.8%	86.5%	92.8%	99.9%	108.0%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.7	19.8	54.1	55.2	62.9	54.5	40.6	38.8	36.7	0.0
Fiscal Year Contribution		91.1	46.0	24.8	21.8	72.7	59.9	62.0	49.9	40.9	39.0	21.4
Cumulative Contributions		91.1	137.1	161.9	183.7	256.4	316.3	378.3	428.2	469.1	508.1	529.5
Prefunding Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	11.9	6.0	4.5	5.0	12.4	13.8	12.3	9.1	8.7	8.3
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	6.0	4.5	5.0	12.4	13.8	12.3	9.1	8.7	8.3	0.0
7/15 t	0.0	11.9	6.0	4.5	5.0	12.4	13.8	12.3	9.1	8.7	8.3	0.0
9/15 t (for prior plan year)	0.0	9.1	10.2	3.8	2.8	37.9	7.5	9.8	7.1	5.3	5.0	4.8
10/15 t	47.8	11.9	6.0	4.5	5.0	12.4	13.8	12.3	9.1	8.7	8.3	0.0
Calendar Year Total	47.8	55.2	40.1	23.3	22.3	80.1	61.3	60.5	46.7	40.5	38.6	13.1
Fiscal Year Total		91.1	46.0	24.8	21.8	72.7	59.9	62.0	49.9	40.9	39.0	21.4

AVAYA INC. PENSION PLAN (APP)

Funding Projection - $124.9M Additional Contribution on 10/1/2018

(In $Millions)

> Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
> Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
> Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
> Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
> Assumes Company will make an additional contribution of $124.9M on 10/1/2018.
> Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
> Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
> Based on 4/30/17 asset values with future assumed rate of return
> Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	999.8	994.3	988.1	981.7	975.1	991.0	993.0	992.4	992.4	993.1
Actuarial Value of Assets	797.0	834.3	980.6	981.4	973.2	963.8	953.3	965.6	965.1	963.5	963.2	963.6
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.8%	94.9%	94.3%	95.3%	97.0%	100.2%	103.6%	107.3%	111.5%	116.6%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.6	19.8	28.1	27.9	21.2	3.3	0.0	0.0	0.0	0.0
Fiscal Year Contribution		91.1	124.9	0.0	0.0	0.0	8.2	13.8	1.8	0.0	0.0	0.0
Cumulative Contributions		91.1	216.0	216.0	216.0	216.0	224.2	238.0	239.8	239.8	239.8	239.8
Prefunding Balance	0.0	0.0	92.6	71.0	55.2	29.2	1.4	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	0.0	0.0	0.0	0.0	0.0	4.8	0.7	0.0	0.0	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	0.0	0.0	0.0	0.0	3.4	0.7	0.0	0.0	0.0	0.0
7/15 t	0.0	11.9	0.0	0.0	0.0	0.0	4.8	0.7	0.0	0.0	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	0.0	0.0	0.0	0.0	0.0	2.8	0.4	0.0	0.0	0.0
10/15 t	47.8	124.9	0.0	0.0	0.0	0.0	4.8	0.7	0.0	0.0	0.0	0.0
Calendar Year Total	47.8	168.2	0.0	0.0	0.0	0.0	13.0	9.7	1.1	0.0	0.0	0.0
Fiscal Year Total		91.1	124.9	0.0	0.0	0.0	8.2	13.8	1.8	0.0	0.0	0.0

P:\119257 - Avaya Inc\Pension Plan\2017\13 Projections\Updated Budget Projection\APP Funding Scenarios\[Client Projection Tool - 2017 Funding and Expense - 150M on 10.1.2018.xlsm]Funding Projection Results
7/12/2017 9:18

AVAYA INC. PENSION PLAN (APP)

Funding Projection - $124.9M Additional Contribution on 10/1/2018, Plan Year 2019 Return = -20%

(In $Millions)

> Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
> Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
> Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
> Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
> Assumes Company will make an additional contribution of $124.9M on 10/1/2018.
> Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
> Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
> Based on 4/30/17 asset values with future assumed rate of return
> Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	-20.00%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	999.8	729.2	711.3	739.2	784.2	828.9	870.3	900.6	931.9	927.9
Actuarial Value of Assets	797.0	834.3	980.6	802.1	782.5	726.3	768.0	808.9	847.1	875.7	905.6	900.6
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.8%	80.0%	80.4%	74.1%	78.3%	83.9%	90.9%	97.5%	104.9%	109.0%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.6	43.0	52.6	66.9	61.4	52.7	38.7	36.6	0.0	0.0
Fiscal Year Contribution		91.1	124.9	0.0	30.4	59.7	71.0	59.5	48.1	38.8	21.2	0.0
Cumulative Contributions		91.1	216.0	216.0	246.4	306.1	377.1	436.6	484.7	523.5	544.7	544.7
Prefunding Balance	0.0	0.0	92.6	34.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	0.0	0.0	0.0	10.7	13.2	13.8	11.9	8.7	8.2	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	0.0	0.0	10.7	13.2	13.8	11.9	8.7	8.2	0.0	0.0
7/15 t	0.0	11.9	0.0	0.0	10.7	13.2	13.8	11.9	8.7	8.2	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	0.0	0.0	9.0	11.9	17.0	8.1	6.9	5.0	4.8	0.0
10/15 t	47.8	124.9	0.0	0.0	10.7	13.2	13.8	11.9	8.7	8.2	0.0	0.0
Calendar Year Total	47.8	168.2	0.0	0.0	41.1	62.2	71.6	57.6	44.9	38.3	13.0	0.0
Fiscal Year Total		91.1	124.9	0.0	30.4	59.7	71.0	59.5	48.1	38.8	21.2	0.0

P:\119257 - Avaya Inc\Pension Plan\2017\13 Projections\Updated Budget Projection\APP Funding Scenarios\[Client Projection Tool - 2017 Funding and Expense - 150M on 10.1.2018.xlsm]Funding Projection Results
7/12/2017 9:18

AVAYA INC. PENSION PLAN (APP)

Funding Projection - $105.1M Additional Contribution on 10/1/2019

(In $Millions)

- > Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
- > Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
- > Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
- > Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
- > Assumes Company will make an additional contribution of $105.1M on 10/1/2019.
- > Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
- > Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
- > Based on 4/30/17 asset values with future assumed rate of return
- > Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	906.7	1,013.3	1,008.5	1,003.7	998.7	995.6	994.6	994.1	994.2	995.1
Actuarial Value of Assets	797.0	834.3	887.7	1,001.2	993.8	985.3	976.4	969.7	966.4	965.1	965.0	965.6
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.7%	94.9%	94.3%	95.2%	96.9%	100.1%	103.6%	107.3%	111.6%	116.7%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.7	19.8	28.2	28.0	21.4	3.6	0.0	0.0	0.0	0.0
Fiscal Year Contribution		91.1	46.0	105.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Cumulative Contributions		91.1	137.1	242.2	242.2	242.2	242.2	242.2	242.2	242.2	242.2	242.2
Prefunding Balance	0.0	0.0	0.0	90.6	76.2	51.7	25.5	4.4	0.9	1.0	1.0	1.1

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	11.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
7/15 t	0.0	11.9	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	10.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
10/15 t	47.8	11.9	105.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Calendar Year Total	47.8	55.2	139.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Fiscal Year Total		91.1	46.0	105.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

P:\119257 - Avaya Inc\Pension Plan\2017\13 Projections\Updated Budget Projection\APP Funding Scenarios\[Client Projection Tool - 2017 Funding and Expense - 150M on 10.1.2019.xlsm]Funding Projection Results

7/12/2017 9:20

AVAYA INC. PENSION PLAN (APP)

Funding Projection - $105.1M Additional Contribution on 10/1/2019, Plan Year 2020 Return= -20%

(In $Millions)

> Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
> Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
> Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
> Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
> Assumes Company will make an additional contribution of $105.1M on 10/1/2019.
> Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
> Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
> Based on 4/30/17 asset values with future assumed rate of return
> Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	7.65%	-20.00%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	906.7	1,013.3	739.7	730.5	758.5	799.9	837.5	863.9	891.2	886.1
Actuarial Value of Assets	797.0	834.3	887.7	1,001.2	813.6	803.6	742.4	780.4	815.2	839.9	866.0	860.1
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	91.7%	94.9%	80.0%	81.9%	75.7%	81.0%	87.5%	93.5%	100.3%	104.1%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	26.7	19.8	50.4	51.4	59.9	51.3	37.3	35.4	2.0	0.0
Fiscal Year Contribution		91.1	46.0	105.1	0.0	40.0	56.0	59.4	46.5	37.7	21.6	1.3
Cumulative Contributions		91.1	137.1	242.2	242.2	282.2	338.2	397.6	444.1	481.8	503.4	504.7
Prefunding Balance	0.0	0.0	0.0	90.6	34.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	11.9	0.0	0.0	0.0	11.6	12.9	11.5	8.4	8.0	0.5
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	6.0	0.0	0.0	11.6	12.9	11.5	8.4	8.0	0.5	0.0
7/15 t	0.0	11.9	6.0	0.0	0.0	11.6	12.9	11.5	8.4	8.0	0.5	0.0
9/15 t (for prior plan year)	0.0	9.1	10.2	0.0	0.0	16.8	7.0	10.6	6.7	4.9	4.6	0.3
10/15 t	47.8	11.9	105.1	0.0	0.0	11.6	12.9	11.5	8.4	8.0	0.5	0.0
Calendar Year Total	47.8	55.2	139.2	0.0	0.0	51.6	57.3	58.0	43.4	37.3	14.1	0.8
Fiscal Year Total		91.1	46.0	105.1	0.0	40.0	56.0	59.4	46.5	37.7	21.6	1.3

P:\119257 - Avaya Inc\Pension Plan\2017\13 Projections\Updated Budget Projection\APP Funding Scenarios\[Client Projection Tool - 2017 Funding and Expense - 150M on 10.1.2019.xlsm]Funding Projection Results
7/12/2017 9:20

AVAYA INC. PENSION PLAN (APP)

Funding Projection - $124.9M Additional Contribution on 10/1/2018, Not Creating an Prefunding Balance

(In $Millions)

> Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
> Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
> Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
> Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
> Assumes Company will make an additional contribution of $124.9M on 10/1/2018.
> Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
> Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
> Based on 4/30/17 asset values with future assumed rate of return
> Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	999.8	994.3	988.1	990.9	995.2	1,000.4	999.8	999.6	1,000.2	1,001.5
Actuarial Value of Assets	797.0	834.3	980.6	981.4	973.2	972.9	973.3	974.6	971.5	970.5	970.8	971.8
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	101.3%	102.3%	100.0%	99.2%	99.2%	101.1%	104.2%	108.0%	112.4%	117.6%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	0.0	0.0	8.7	9.9	8.2	0.0	0.0	0.0	0.0	0.0
Fiscal Year Contribution		91.1	124.9	0.0	0.0	13.9	9.5	4.7	0.0	0.0	0.0	0.0
Cumulative Contributions		91.1	216.0	216.0	216.0	229.9	239.4	244.1	244.1	244.1	244.1	244.1
Prefunding Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	0.0	0.0	0.0	0.0	2.2	1.8	0.0	0.0	0.0	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	0.0	0.0	0.0	2.2	1.8	0.0	0.0	0.0	0.0	0.0
7/15 t	0.0	11.9	0.0	0.0	0.0	2.2	1.8	0.0	0.0	0.0	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	0.0	0.0	0.0	9.5	1.5	1.1	0.0	0.0	0.0	0.0
10/15 t	47.8	124.9	0.0	0.0	0.0	2.2	1.8	0.0	0.0	0.0	0.0	0.0
Calendar Year Total	47.8	168.2	0.0	0.0	0.0	16.1	9.1	2.9	0.0	0.0	0.0	0.0
Fiscal Year Total		91.1	124.9	0.0	0.0	13.9	9.5	4.7	0.0	0.0	0.0	0.0

P:\119257 - Avaya Inc\Pension Plan\2017\13 Projections\Updated Budget Projection\APP Funding Scenarios\[Client Projection Tool - 2017 Funding and Expense - 150M on 10.1.2018.xlsm]Funding Projection Results
7/12/2017 9:18

AVAYA INC. PENSION PLAN (APP)

Funding Projection - $124.9M Additional Contribution on 10/1/2018, Plan Year 2019 Return = -20%, Not Creating Any Prefunding Balances

(In $Millions)

- Actuarial Value of Assets = Average of current and two prior years' asset values ("2-year averaging")
- Estimated impact of updated mortality (to be released by the IRS) is reflected as of 1/1/2018 for funding.
- Company policy is to contribute minimum each year, except for PY2016 where the make up contributions including any interest penalty payable to the Plan is assumed to be contributed on 10/1/2017.
- Assumes Company waives Prefunding Balance, if necessary, to maintain an 80% FTAP.
- Assumes Company will make an additional contribution of $124.9M on 10/1/2018.
- Funding interest rate basis = 24-month segment interest rates (Reflecting BBA for Minimum Required Contribution calculations)
- Plan amendments effective 6/1/18, and 6/1/21: 2% pension band increases
- Based on 4/30/17 asset values with future assumed rate of return
- Assumes Avaya will emerge from bankruptcy on 10/1/2017 and will make up the missed contributions due on 1/13/2017, 4/14/2017, 7/14/2017 and 9/15/2017 in the amount of $37.4M on 10/1/2017. Of this amount, about $16.6M is for Plan Year 2016. This does not reflect any potential excise tax due to not satisfying the Plan Year 2016 minimum required contributions by 9/15/2017.

	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Year 2027	Year 2028
Effective Interest Rate	5.81%	5.63%	5.45%	5.30%	4.87%	4.46%	4.08%	3.90%	3.87%	3.84%	3.82%	3.80%
Actual Return on Assets	11.20%	7.65%	-20.00%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%	7.65%
Target Liability	907.6	971.0	967.6	959.2	973.4	980.6	981.3	963.9	931.9	898.3	863.5	826.5
Expected Benefit Payments		73.1	72.9	73.1	72.7	72.5	72.0	71.4	70.9	70.1	69.4	68.4
Market Value of Assets	791.6	864.2	999.8	729.2	733.7	748.0	780.8	817.5	856.1	893.9	930.6	926.4
Actuarial Value of Assets	797.0	834.3	980.6	802.1	807.0	735.1	764.5	797.7	833.2	869.3	904.5	899.3
Funded Target Attainment Percentage (FTAP)	87.8%	85.9%	101.3%	83.6%	82.9%	75.0%	77.9%	82.8%	89.4%	96.8%	104.7%	108.8%
Plan Year Minimum Required Contribution, Before Credit Balance	47.6	55.2	0.0	29.4	38.6	54.6	54.1	50.8	46.8	42.3	0.0	0.0
Fiscal Year Contribution		91.1	124.9	0.0	46.9	44.9	62.1	54.4	50.4	46.1	24.5	0.0
Cumulative Contributions		91.1	216.0	216.0	262.9	307.8	369.9	424.3	474.7	520.8	545.3	545.3
Prefunding Balance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Quarterly Contribution Schedule

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
1/15 t (for prior plan year)	0.0	10.4	0.0	0.0	0.0	7.4	9.6	12.2	11.4	10.5	9.5	0.0
4/1 t (for prior plan year)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
4/15 t	0.0	11.9	0.0	0.0	7.4	9.6	12.2	11.4	10.5	9.5	0.0	0.0
7/15 t	0.0	11.9	0.0	0.0	7.4	9.6	12.2	11.4	10.5	9.5	0.0	0.0
9/15 t (for prior plan year)	0.0	9.1	0.0	0.0	32.1	10.9	18.5	7.2	6.6	6.1	5.5	0.0
10/15 t	47.8	124.9	0.0	0.0	7.4	9.6	12.2	11.4	10.5	9.5	0.0	0.0
Calendar Year Total	47.8	168.2	0.0	0.0	54.3	47.1	64.7	53.6	49.5	45.1	15.0	0.0
Fiscal Year Total		91.1	124.9	0.0	46.9	44.9	62.1	54.4	50.4	46.1	24.5	0.0

P:\119257 - Avaya Inc\Pension Plan\2017\13 Projections\Updated Budget Projection\APP Funding Scenarios\[Client Projection Tool - 2017 Funding and Expense - 150M on 10.1.2018.xlsm]Funding Projection Results
7/12/2017 9:18